U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 20, 2003

                      WILSON GREATBATCH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  1-16137                    16-1531026
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)              Number)                 Identification No.)

 9645 Wehrle Drive, Clarence, New York                             14031
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (716) 759-6901

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

            On May 20, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the company's intention to offer $125 million of convertible subordinated debentures for sale in a private placement. A copy of the release is attached to this report as Exhibit 99.1.

            On May 21, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the pricing of the company's offering of convertible subordinated debentures. A copy of the press release is attached to this report as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release dated May 20, 2003.

            99.2  Press Release dated May 21, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 21, 2003                    WILSON GREATBATCH TECHNOLOGIES, INC.

                                         By: /s/ Lawrence P. Reinhold
                                             -----------------------------------
                                             Lawrence P. Reinhold
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Press Release of Wilson Greatbatch Technologies, Inc. dated
                  May 20, 2003.

99.2              Press Release of Wilson Greatbatch Technologies, Inc. dated
                  May 21, 2003.